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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): February 14, 2001


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)

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

            Delaware                          001-14245                      94-3285362
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)
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                 Pier 1, Bay 1, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
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          (Former name or former address, if changed since last report)


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ITEM 5  OTHER EVENTS.

        On February 14, 2001, AMB Property Corporation, our general partner, issued a press release entitled "AMB Property Corporation Forms Partnership with City and County of San Francisco Employees' Retirement System," regarding the formation of a partnership with the City and County of San Francisco Employees' Retirement System that will acquire, develop and redevelop distribution facilities nationwide. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. We will receive acquisition fees equal to 0.9% of gross asset values. In addition, in our capacity as general partner, we will receive priority distributions of 7.5% of net operating income for our asset management services, and, if our partner exceeds an internal rate of return of 9%, we will receive a promoted interest of 15% in connection with our partnership interest and, if our partner exceeds an internal rate of return of 12%, we will receive a promoted interest of 20% in connection with our partnership interest.

        On March 26, 2001, AMB Property Corporation, our general partner, issued a press release entitled "AMB Property Corporation Forms $335 Million Partnership with Government of Singapore Real Estate Investment Unit," regarding the formation of a joint venture with a subsidiary of GIC Real Estate Pte Ltd., the real estate investment subsidiary of the Government of Singapore Investment Corporation, to own and operate distribution facilities nationwide.
A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. We will receive acquisition fees equal to 0.9% of gross asset values. In addition, in our capacity as general partner, we will receive priority distributions of 7.5% of net operating income for our asset management services, and, if our partner exceeds an internal rate of return of 9%, we will receive a promoted interest of 15% in connection with our partnership interest and, if our partner exceeds an internal rate of return of 12%, we will receive a promoted interest of 20% in connection with our partnership interest.

FORWARD LOOKING STATEMENTS

        Some of the information included in this report contains forward-looking statements, such as the receipt of certain fees, distributions and promoted interests. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.


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ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits:

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    Exhibit
    Number                   Description
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
      99.1                   AMB Property Corporation Press Release dated February 14, 2001.

      99.2                   AMB Property Corporation Press Release dated March 26, 2001.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMB Property, L.P.
                                                 (Registrant)

                                   By:    AMB Property Corporation,
                                          its General Partner


Date:   April 5, 2001                     By: /s/ Tamra Browne
                                             -----------------------------------
                                              Tamra Browne
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX
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    Exhibit
    Number                   Description
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
      99.1                   AMB Property Corporation Press Release dated February 14, 2001.

      99.2                   AMB Property Corporation Press Release dated March 26, 2001.
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